Exhibit 10.2

JAG Media Holdings, Inc.
6865 S.W. 18th STREET, SUITE B13
BOCA RATON, FL 33433
April 20, 2007
Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707
Re: Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc. (“JAG Media”), Cornell Capital Partners, L.P. (“Cornell Capital”), Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell Agreement”)
Gentlemen:
This will confirm our understanding that the automatic termination date of April 20, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement, is hereby changed to May 11, 2007.
Except as otherwise set forth in this agreement, the Cornell Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

Cornell Capital Partners, LP
April 20, 2007
Page -2-
Sincerely yours,
JAG Media Holdings, Inc.

By:	/s/ Thomas J. Mazzarisi
Name: Thomas J. Mazzarisi
Title: Chairman & CEO
Date: April 20, 2007

	AGREED AND ACCEPTED:	The undersigned parties are
	Cornell Capital Partners, LP	signing
this agreement only with respect to
	By: Yorkville Advisors, LLC	the obligations in Paragraph 5 of
	Its: General Partner	the Cornell Agreement

/s/ Robert Barra
By:	/s/ Mark Angelo	Robert Barra

	Mark Angelo, Portfolio Manager	Date: April 20, 2007
Date: April 20, 2007

/s/ Michael Vitale
Michael Vitale
Date: April 20, 2007

Cryptometrics, Inc.

By:	/s/ Robert Barra

Name: Robert Barra
Title: Co-CEO
Date: April 20, 2007